SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20429

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):        August 31, 2001
                                                  -----------------------------


                             SALISBURY BANCORP, INC.
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               (Exact name of registrant as specified in charter)


       Connecticut                                          06-1514263
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(State or other jurisdiction                   (IRS Employer Identification No.)
     of incorporation)

5 Bissell Street, Lakeville, Connecticut                    06039-1868
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(Address of principal executive offices)                    (zip code)


Registrant"s telephone number, including area code:   (860) 435-9801
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


                                       -2-
Form 8-K, Current Report
Salisbury Bancorp, Inc.

Item 5.   Other Matters.
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          The Board of Directors of Salisbury Bancorp,  Inc., the parent company of Salisbury Bank and Trust Company, declared a $.21 per share quarterly cash dividend for the third quarter of 2001.

          The quarterly cash dividend will be paid on October 29, 2001 to shareholders of record as of September 28, 2001.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
          -------------------------------------------------------------------

          c.       Exhibits.

          99.      Press release dated September 4, 2001

          Exhibit Index                                                   Page
          -------------                                                   ----
          99.      Press release dated September 4, 2001                   3


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


Dated:   September 4, 2001                   SALISBURY BANCORP, INC.


                                             By:    /s/ John F. Perotti
                                                -------------------------------
                                                John F. Perotti, President and
                                                  Chief Executive Officer